Exhibit 99.1

KELLY SERVICES® REPORTS 2nd QUARTER 2012 RESULTS

TROY, MI (August 8, 2012) -- Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the second quarter of 2012.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the second quarter of 2012 totaled $1.4 billion, a 3% decrease compared to the corresponding quarter of 2011.

Earnings from operations for the second quarter of 2012 totaled $23.8 million, compared to $21.3 million reported for the second quarter of 2011.  Included in the results from operations for the second quarter of 2012 is a benefit due to changes in the estimated cost of restructuring of $2.2 million.  The results from operations in the second quarter of 2011 also included a benefit due to changes in the estimated cost of restructuring of $0.6 million.  Excluding the adjustments to restructuring charges, earnings from operations were $21.6 million in the second quarter of 2012 compared to $20.7 million in 2011.

Diluted earnings per share from continuing operations in the second quarter of 2012 were $0.40 compared to $0.53 per share in the second quarter of 2011.  The benefit from adjustments to restructuring costs was $0.06 per share in the second quarter of 2012 and $0.02 per share in the second quarter of 2011.

Commenting on the second quarter results, Camden stated, “Despite tepid economic growth in the US and recessionary conditions across much of Europe, Kelly made positive strides in the second quarter. We increased our GP, improved our operating profit, and kept a tight lid on expenses—all while delivering solid, sustained growth in OCG and our higher-margin staffing businesses.”

Kelly also reported that on August 7, its board of directors declared a dividend of $0.05 per share.  The dividend is payable September 6, 2012 to shareholders of record as of the close of business on August 17, 2012.

In conjunction with its second quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on August 8, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.                                1 800 288-9626
International                 1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing, changing market and economic conditions, our ability to achieve our business strategy, including our ability to successfully expand into new markets and service lines, material changes in demand from or loss of large corporate customers, impairment charges triggered by adverse industry or market developments, unexpected termination of customer contracts, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, liability for improper disclosure of sensitive or private employee information, unexpected changes in claim trends on workers’ compensation and benefit plans, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to retain the services of our senior management, local management and field personnel, the impact of changes in laws and regulations (including federal, state and international tax laws and the expiration of the U.S. work opportunity credit program), the net financial impact of the Patient Protection and Affordable Care Act on our business, risks associated with conducting business in foreign countries, including foreign currency fluctuations, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®
Kelly Services, Inc. (NASDAQ:  KELYA, KELYB) is a leader in providing workforce solutions.  Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis.  Serving clients around the globe, Kelly provides employment to more than 550,000 employees annually.  Revenue in 2011 was $5.6 billion.  Visit www.kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.  Click to download The Talent Project, our free iPad app.

# # #

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna (248) 244-4586 james_polehna@kellyservices.com	Jane Stehney (248) 244-5630 jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JULY 1, 2012 AND JULY 3, 2011
(UNAUDITED)
(In millions of dollars except per share data)

	2012	2011	Change		% Change

Revenue from services	$1,366.1	$1,405.8	$(39.7)		(2.8)%

Cost of services	1,142.9	1,183.7	(40.8)		(3.4)

Gross profit	223.2	222.1	1.1		0.5

Selling, general and administrative expenses	199.4	200.8	(1.4)		(0.7)

Earnings from operations	23.8	21.3	2.5		12.0

Other expense, net	(0.5)	(0.7)	0.2		21.4

Earnings from continuing operations before taxes	23.3	20.6	2.7		13.0

Income taxes	8.3	0.6	7.7		NM

Earnings from continuing operations	15.0	20.0	(5.0)		(24.6)

Earnings (loss) from discontinued operations, net of tax	-	(1.2)	1.2		NM

Net earnings	$15.0	$18.8	$(3.8)		(19.9)%

Basic earnings per share on common stock
Earnings from continuing operations	$0.40	$0.53	$(0.13)		(24.5)%
Earnings (loss) from discontinued operations	-	(0.03)	0.03		NM
Net earnings	0.40	0.50	(0.10)		(20.0)

Diluted earnings per share on common stock
Earnings from continuing operations	$0.40	$0.53	$(0.13)		(24.5)%
Earnings (loss) from discontinued operations	-	(0.03)	0.03		NM
Net earnings	0.40	0.50	(0.10)		(20.0)

STATISTICS:

Gross profit rate	16.3%	15.8%	0.5	pts.

Selling, general and administrative expenses:
% of revenue	14.6	14.3	0.3
% of gross profit	89.4	90.5	(1.1)

% Return:
Earnings from operations	1.7	1.5	0.2
Earnings from continuing operations before taxes	1.7	1.5	0.2
Earnings from continuing operations	1.1	1.4	(0.3)
Net earnings	1.1	1.3	(0.2)

Effective income tax rate	35.5%	3.3%	32.2	pts.

Average number of shares outstanding
(millions):
Basic	37.0	36.8
Diluted	37.0	36.8

Shares adjusted for nonvested restricted awards
(millions):
Basic	37.8	37.4
Diluted	37.8	37.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JULY 1, 2012 AND JULY 3, 2011
(UNAUDITED)
(In millions of dollars except per share data)

	2012	2011	Change		% Change

Revenue from services	$2,720.9	$2,744.9	$(24.0)		(0.9)%

Cost of services	2,274.0	2,311.6	(37.6)		(1.6)

Gross profit	446.9	433.3	13.6		3.1

Selling, general and administrative expenses	408.4	410.4	(2.0)		(0.5)

Earnings from operations	38.5	22.9	15.6		68.3

Other expense, net	(1.1)	(1.1)	-		(2.8)

Earnings from continuing operations before taxes	37.4	21.8	15.6		71.5

Income taxes	13.2	0.7	12.5		NM

Earnings from continuing operations	24.2	21.1	3.1		15.0

Earnings (loss) from discontinued operations, net of tax	0.4	(1.2)	1.6		NM

Net earnings	$24.6	$19.9	$4.7		24.0%

Basic earnings per share on common stock
Earnings from continuing operations	$0.64	$0.56	$0.08		14.3%
Earnings (loss) from discontinued operations	0.01	(0.03)	0.04		NM
Net earnings	0.65	0.53	0.12		22.6

Diluted earnings per share on common stock
Earnings from continuing operations	$0.64	$0.56	$0.08		14.3%
Earnings (loss) from discontinued operations	0.01	(0.03)	0.04		NM
Net earnings	0.65	0.53	0.12		22.6

STATISTICS:

Gross profit rate	16.4%	15.8%	0.6	pts.

Selling, general and administrative expenses:
% of revenue	15.0	15.0	0.0
% of gross profit	91.4	94.7	(3.3)

% Return:
Earnings from operations	1.4	0.8	0.6
Earnings from continuing operations before taxes	1.4	0.8	0.6
Earnings from continuing operations	0.9	0.8	0.1
Net earnings	0.9	0.7	0.2

Effective income tax rate	35.2%	3.4%	31.8	pts.

Average number of shares outstanding
(millions):
Basic	36.9	36.7
Diluted	37.0	36.7

Shares adjusted for nonvested restricted awards
(millions):
Basic	37.8	37.4
Diluted	37.8	37.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter
	2012	2011	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$668.6	$670.3	(0.3	) %		1.0%
Fee-based income	4.2	2.8	48.9		54.2
Gross profit	97.7	93.3	4.7		6.0

Gross profit rate	14.6%	13.9%	0.7		pts.

Americas PT
Revenue from services (including fee-based income)	$262.4	$247.7	5.9%			6.2%
Fee-based income	4.2	3.7	13.3		13.5
Gross profit	39.7	35.9	10.4		10.7

Gross profit rate	15.1%	14.5%	0.6		pts.

Total Americas
Revenue from services (including fee-based income)	$931.0	$918.0	1.4%			2.4%
Fee-based income	8.4	6.5	28.7		31.1
Gross profit	137.4	129.2	6.3		7.3
Total SG&A expenses	99.0	95.8	3.3		4.5
Earnings from operations	38.4	33.4	14.7

Gross profit rate	14.8%	14.1%	0.7		pts.
Expense rates:
% of revenue	10.6	10.4	0.2
% of gross profit	72.0	74.1	(2.1)
Operating margin	4.1	3.6	0.5

EMEA Commercial
Revenue from services (including fee-based income)	$213.7	$258.8	(17.4	) %	(9.1	) %
Fee-based income	6.2	6.6	(6.6)		3.4
Gross profit	34.2	42.3	(19.1)			(10.6)

Gross profit rate	16.0%	16.3%	(0.3)		pts.

EMEA PT
Revenue from services (including fee-based income)	$41.6	$45.8	(9.1	) %		0.1%
Fee-based income	4.4	5.3	(16.0)			(7.8)
Gross profit	10.9	12.4	(12.1)			(3.2)

Gross profit rate	26.1%	27.0%	(0.9)		pts.

Total EMEA
Revenue from services (including fee-based income)	$255.3	$304.6	(16.2	) %	(7.7	) %
Fee-based income	10.6	11.9	(10.7)			(1.5)
Gross profit	45.1	54.7	(17.5)			(8.9)
SG&A expenses excluding restructuring charges	41.9	47.3	(11.4)
Restructuring charges	(2.2)	(0.6)	268.8
Total SG&A expenses	39.7	46.7	(14.9)			(6.2)
Earnings from operations	5.4	8.0	(32.9)
Earnings from operations excluding restructuring charges	3.2	7.4	(57.0)

Gross profit rate	17.6%	17.9%	(0.3)		pts.
Expense rates (excluding restructuring charges):
% of revenue	16.4	15.5	0.9
% of gross profit	93.0	86.6	6.4
Operating margin (excluding restructuring charges)	1.2	2.4	(1.2)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter
	2012	2011	Change		Constant Currency Change
APAC Commercial
Revenue from services (including fee-based income)	$84.3	$102.3	(17.6	) %	(14.1	) %
Fee-based income	3.0	3.7	(14.3)			(8.6)
Gross profit	12.5	14.3	(12.2)			(8.2)

Gross profit rate	14.9%	13.9%	1.0		pts.

APAC PT
Revenue from services (including fee-based income)	$12.8	$13.5	(5.4	) %	(1.6	) %
Fee-based income	4.1	4.2	(2.0)			(0.4)
Gross profit	5.3	5.6	(4.5)			(2.2)

Gross profit rate	41.7%	41.3%	0.4		pts.

Total APAC
Revenue from services (including fee-based income)	$97.1	$115.8	(16.2	) %	(12.7	) %
Fee-based income	7.1	7.9	(7.7)			(4.2)
Gross profit	17.8	19.9	(10.0)			(6.5)
Total SG&A expenses	19.0	20.3	(6.4)			(2.6)
Earnings from operations	(1.2)	(0.4)	(143.0)

Gross profit rate	18.4%	17.1%	1.3		pts.
Expense rates:
% of revenue	19.6	17.5	2.1
% of gross profit	106.6	102.4	4.2
Operating margin	(1.2)	(0.4)	(0.8)

OCG
Revenue from services (including fee-based income)	$91.4	$74.0	23.4%			25.0%
Fee-based income	12.8	9.5	35.2		39.1
Gross profit	23.7	19.0	24.4		27.2
Total SG&A expenses	22.8	19.8	14.8		17.9
Earnings from operations	0.9	(0.8)	NM

Gross profit rate	25.9%	25.7%	0.2		pts.
Expense rates:
% of revenue	25.0	26.8	(1.8)
% of gross profit	96.5	104.5	(8.0)
Operating margin	0.9	(1.2)	2.1

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date
	2012	2011	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$1,337.9	$1,323.6	1.1%			2.0%
Fee-based income	7.7	5.6	36.9		40.1
Gross profit	195.7	185.3	5.5		6.5

Gross profit rate	14.6%	14.0%	0.6		pts.

Americas PT
Revenue from services (including fee-based income)	$512.5	$488.3	5.0%			5.2%
Fee-based income	7.6	6.5	17.7		17.8
Gross profit	79.9	71.9	11.0		11.2

Gross profit rate	15.6%	14.7%	0.9		pts.

Total Americas
Revenue from services (including fee-based income)	$1,850.4	$1,811.9	2.1%			2.9%
Fee-based income	15.3	12.1	26.6		28.2
Gross profit	275.6	257.2	7.1		7.8
Total SG&A expenses	201.9	198.6	1.6		2.4
Earnings from operations	73.7	58.6	25.5

Gross profit rate	14.9%	14.2%	0.7		pts.
Expense rates:
% of revenue	10.9	11.0	(0.1)
% of gross profit	73.3	77.2	(3.9)
Operating margin	4.0	3.2	0.8

EMEA Commercial
Revenue from services (including fee-based income)	$426.7	$490.3	(13.0	) %	(7.5	) %
Fee-based income	12.3	12.4	(0.7)		6.1
Gross profit	67.7	79.5	(14.8)			(9.2)

Gross profit rate	15.9%	16.2%	(0.3)		pts.

EMEA PT
Revenue from services (including fee-based income)	$83.8	$87.2	(3.8	) %		2.3%
Fee-based income	9.0	9.7	(6.9)			(1.2)
Gross profit	22.2	23.4	(5.1)		0.9

Gross profit rate	26.4%	26.8%	(0.4)		pts.

Total EMEA
Revenue from services (including fee-based income)	$510.5	$577.5	(11.6	) %	(6.0	) %
Fee-based income	21.3	22.1	(3.4)		2.9
Gross profit	89.9	102.9	(12.6)			(6.9)
SG&A expenses excluding restructuring charges	86.4	93.2	(7.4)
Restructuring charges	(2.2)	3.4	(164.1)
Total SG&A expenses	84.2	96.6	(12.9)			(7.6)
Earnings from operations	5.7	6.3	(8.8)
Earnings from operations excluding restructuring charges	3.5	9.7	(63.2)

Gross profit rate	17.6%	17.8%	(0.2)		pts.
Expense rates (excluding restructuring charges):
% of revenue	16.9	16.1	0.8
% of gross profit	96.1	90.7	5.4
Operating margin (excluding restructuring charges)	0.7	1.7	(1.0)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date
	2012	2011	Change		Constant Currency Change
APAC Commercial
Revenue from services (including fee-based income)	$172.6	$202.0	(14.5	) %	(13.5	) %
Fee-based income	6.4	7.2	(9.7)			(7.4)
Gross profit	25.6	27.8	(7.8)			(6.8)

Gross profit rate	14.8%	13.7%	1.1		pts.

APAC PT
Revenue from services (including fee-based income)	$25.6	$25.0	2.6%			3.9%
Fee-based income	8.1	8.0	0.8		0.5
Gross profit	10.5	10.6	(0.5)			(0.4)

Gross profit rate	41.1%	42.4%	(1.3)		pts.

Total APAC
Revenue from services (including fee-based income)	$198.2	$227.0	(12.6	) %	(11.6	) %
Fee-based income	14.5	15.2	(4.2)			(3.2)
Gross profit	36.1	38.4	(5.8)			(5.1)
Total SG&A expenses	38.7	39.3	(1.7)			(0.9)
Earnings from operations	(2.6)	(0.9)	(151.2)

Gross profit rate	18.2%	16.9%	1.3		pts.
Expense rates:
% of revenue	19.5	17.3	2.2
% of gross profit	107.1	102.7	4.4
Operating margin	(1.3)	(0.4)	(0.9)

OCG
Revenue from services (including fee-based income)	$178.1	$142.2	25.2%			26.2%
Fee-based income	24.4	18.2	34.4		36.7
Gross profit	46.8	36.0	29.7		31.5
Total SG&A expenses	45.4	39.2	15.6		17.4
Earnings from operations	1.4	(3.2)	NM

Gross profit rate	26.3%	25.4%	0.9		pts.
Expense rates:
% of revenue	25.5	27.6	(2.1)
% of gross profit	97.1	109.0	(11.9)
Operating margin	0.7	(2.3)	3.0

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	July 1, 2012	January 1, 2012	July 3, 2011
Current Assets
Cash and equivalents	$65.2	$81.0	$80.5
Trade accounts receivable, less allowances of $11.8, $13.4 and $13.6, respectively	985.0	944.9	929.8
Prepaid expenses and other current assets	57.9	50.6	74.1
Deferred taxes	33.4	38.2	20.6
Total current assets	1,141.5	1,114.7	1,105.0
Property and Equipment, Net	90.3	90.6	96.2
Noncurrent Deferred Taxes	93.4	94.1	84.1
Goodwill, Net	91.4	90.2	67.3
Other Assets	168.4	152.1	156.4
Total Assets	$1,585.0	$1,541.7	$1,509.0
Current Liabilities
Short-term borrowings	$88.5	$96.3	$89.0
Accounts payable and accrued liabilities	269.5	237.2	222.9
Accrued payroll and related taxes	253.7	271.4	278.0
Accrued insurance	30.3	31.5	31.9
Income and other taxes	56.5	61.3	70.7
Total current liabilities	698.5	697.7	692.5
Noncurrent Liabilities
Accrued insurance	51.4	53.5	54.6
Accrued retirement benefits	102.8	91.1	91.0
Other long-term liabilities	24.0	23.7	13.7
Total noncurrent liabilities	178.2	168.3	159.3
Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(63.2)	(66.9)	(68.7)
Paid-in capital	27.4	28.8	28.0
Earnings invested in the business	678.3	657.5	617.5
Accumulated other comprehensive income	25.7	16.2	40.3
Total stockholders' equity	708.3	675.7	657.2
Total Liabilities and Stockholders' Equity	$1,585.0	$1,541.7	$1,509.0

STATISTICS:
Working Capital	$443.0	$417.0	$412.5
Current Ratio	1.6	1.6	1.6
Debt-to-capital %	11.1%	12.5%	11.9%
Global Days Sales Outstanding	53	52	52

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JULY 1, 2012 AND JULY 3, 2011
(UNAUDITED)
(In millions of dollars)

	2012	2011

Cash flows from operating activities
Net earnings	$24.6	$19.9
Noncash adjustments:
Depreciation and amortization	11.6	16.3
Provision for bad debts	0.6	2.2
Stock-based compensation	2.1	1.9
Other, net	-	(0.1)
Changes in operating assets and liabilities	(33.0)	(47.0)

Net cash from operating activities	5.9	(6.8)

Cash flows from investing activities
Capital expenditures	(9.8)	(6.3)
Other investing activities	-	0.9

Net cash from investing activities	(9.8)	(5.4)

Cash flows from financing activities
Net change in short-term borrowings	(7.8)	71.9
Repayment of debt	-	(62.9)
Dividend payments	(3.8)	-
Other financing activities	-	(1.1)

Net cash from financing activities	(11.6)	7.9

Effect of exchange rates on cash and equivalents	(0.3)	4.3

Net change in cash and equivalents	(15.8)	0.0
Cash and equivalents at beginning of period	81.0	80.5

Cash and equivalents at end of period	$65.2	$80.5

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Commercial, PT and OCG)
			% Change
	2012	2011	US$		Constant Currency

Americas
United States	$874.4	$863.3	1.3%		1.3%
Canada	62.0	61.4	0.8		5.2
Puerto Rico	25.9	24.1	7.7		7.7
Mexico	25.8	27.6	(6.4)		8.2
Brazil	14.4	-	NM		NM
Total Americas	1,002.5	976.4	2.7		3.6

EMEA
France	61.1	78.1	(21.7)		(12.1)
Switzerland	59.8	62.3	(4.0)		3.7
Russia	31.8	37.8	(16.0)		(6.5)
United Kingdom	26.0	30.5	(14.7)		(12.1)
Portugal	19.0	22.7	(16.2)		(5.9)
Germany	17.4	21.0	(17.0)		(6.8)
Norway	16.7	17.5	(3.7)		4.5
Italy	15.1	18.5	(18.9)		(8.8)
Other	15.6	22.5	(30.8)		(21.6)
Total EMEA	262.5	310.9	(15.6)		(7.0)

APAC
Australia	32.3	37.1	(12.8)		(8.6)
Singapore	24.9	26.3	(5.6)		(3.6)
Malaysia	18.0	18.8	(4.5)		(1.5)
New Zealand	13.4	12.9	3.3		5.0
India	5.9	17.5	(66.3)		(59.4)
Other	6.6	5.9	12.7		15.8
Total APAC	101.1	118.5	(14.8)		(11.2)

Total Kelly Services, Inc.	$1,366.1	$1,405.8	(2.8	) %	0.0%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Commercial, PT and OCG)
			% Change
	2012	2011	US$		Constant Currency

Americas
United States	$1,732.9	$1,703.0	1.8%		1.8%
Canada	121.5	120.8	0.5		3.5
Puerto Rico	51.8	46.2	12.3		12.3
Mexico	51.3	52.7	(2.6)		8.5
Brazil	32.4	-	NM		NM
Total Americas	1,989.9	1,922.7	3.5		4.2

EMEA
France	123.9	148.1	(16.3)		(9.4)
Switzerland	113.4	109.5	3.5		6.9
Russia	65.4	72.0	(9.2)		(2.8)
United Kingdom	53.7	61.6	(12.8)		(10.6)
Portugal	37.2	43.3	(14.1)		(6.8)
Germany	36.1	41.3	(12.5)		(5.3)
Norway	33.2	32.6	2.1		7.2
Italy	31.4	35.1	(10.8)		(3.4)
Other	31.2	45.7	(31.7)		(25.3)
Total EMEA	525.5	589.2	(10.8)		(5.2)

APAC
Australia	66.2	73.5	(9.9)		(10.0)
Singapore	49.1	52.4	(6.4)		(5.8)
Malaysia	35.8	36.4	(1.7)		0.1
New Zealand	26.5	24.4	8.8		5.6
India	15.4	35.1	(56.2)		(49.8)
Other	12.5	11.2	12.0		13.5
Total APAC	205.5	233.0	(11.8)		(10.7)

Total Kelly Services, Inc.	$2,720.9	$2,744.9	(0.9	) %	0.9%

 KELLY SERVICES, INC. AND SUBSIDIARIES
 RECONCILIATION OF NON-GAAP MEASURES
 (UNAUDITED)
 (In millions of dollars except per share data)

	Second Quarter		June Year to Date
	2012	2011	2012	2011

Pretax earnings from operations	$23.8	$21.3	$38.5	$22.9

Restructuring charges (Note 1)	(2.2)	(0.6)	(2.2)	3.4

Earnings from operations excluding restructuring charges	$21.6	$20.7	$36.3	$26.3

	Second Quarter
	2012		2011
	Amount	Per Share	Amount	Per Share

Earnings from continuing operations, net of taxes	$15.0	$0.40	$20.0	$0.53

Restructuring charges, net of taxes (Note 1)	(2.2)	(0.06)	(0.6)	(0.02)

Earnings from continuing operations excluding restructuring charges, net of taxes	$12.8	$0.34	$19.4	$0.52

	June Year to Date
	2012		2011
	Amount	Per Share	Amount	Per Share

Earnings from continuing operations, net of taxes	$24.2	$0.64	$21.1	$0.56

Restructuring charges, net of taxes (Note 1)	(2.2)	(0.06)	3.4	0.09

Earnings from continuing operations excluding restructuring charges, net of taxes	$22.0	$0.58	$24.5	$0.65

 KELLY SERVICES, INC. AND SUBSIDIARIES
 RECONCILIATION OF NON-GAAP MEASURES
 (UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges is useful to understand the Company's fiscal 2012 financial performance and increases comparability.  Specifically, Management believes that excluding this item allows for a more meaningful comparison of current period operating performance with the operating results of prior periods.  These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share.  As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance.  Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance.  Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)	Restructuring costs relate primarily to revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.